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                                                                EXHIBIT 10(i)(i)

               SUMMARY OF EXTENSION OF THE EXECUTIVE LIABILITY AND
              INDEMNIFICATION POLICY NO. 8103-53-79G (THE "POLICY")

The Policy has been extended to August 11, 2001. The annual premium for the period August 11, 1998 to August 11, 1999 is $273,000.